[LOGO]First security benefit      ADVISORDESIGNS(R) VARIABLE ANNUITY APPLICATION
      life insurance and annuity
      company of New York

ISSUED BY FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("FSBL"). QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Complete the entire form to establish a new AdvisorDesigns(R) Variable Annuity
Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select one annuity type: [ ] Non-Qualified            [ ] 403(b) TSA
                                [ ] Traditional IRA          [ ] Roth IRA

Initial Contribution $
                       -----------------------------------
FOR IRAS ONLY: Current Year $                          Prior Year $
                              ------------------------              ------------
Rollover $
            -------------------
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant                                            [ ] Male [ ] Female
                  ------------------------------------------
                  First              MI                 Last

Mailing Address
                ----------------------------------------------------------------
                Street Address        City              State           ZIP Code

Residential Address
                    ------------------------------------------------------------
(if different from mailing address) Street Address    City    State     ZIP Code

Social Security Number/Tax I.D. Number                 Date of Birth
                                       ---------------               -----------
                                                                    (mm/dd/yyyy)

Daytime Phone Number                       Home Phone Number
                     ---------------------                   -------------------
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3. PROVIDE CONTRACTOWNER INFORMATION
-----------------------------------------
[ ] Same as Annuitant

Name of Contractowner                                        [ ] Male [ ] Female
                      ---------------------------------------
                      First           MI             Last

Mailing Address
                ----------------------------------------------------------------
                Street Address       City              State            ZIP Code

Residential Address
                    ------------------------------------------------------------
(if different from mailing address) Street Address    City    State     ZIP Code

Social Security Number/Tax I.D. Number                  Date of Birth
                                       ----------------               ----------
                                                                    (mm/dd/yyyy)

Daytime Phone Number                       Home Phone Number
                     ---------------------                   -------------------
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4. PROVIDE JOINT OWNER INFORMATION
----------------------------------------
Name of Joint Owner                                          [ ] Male [ ] Female
                    ----------------------------------------
                    First            MI              Last

Mailing Address
                ----------------------------------------------------------------
                Street Address          City            State           ZIP Code

Residential Address
                    ------------------------------------------------------------
(if different from mailing address) Street Address    City     State    ZIP Code

Social Security Number/Tax I.D. Number                 Date of Birth
                                       ---------------               -----------
                                                                    (mm/dd/yyyy)

Daytime Phone Number                       Home Phone Number
                     ---------------------                   -------------------
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FSB217 (3-10)                         AdvisorDesigns 14-90014-08 2010/3/01 (1/4)

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.

----------------------------------------------------------------------------------------------------------------
      PRIMARY BENEFICIARY NAME   SOCIAL SECURITY NO.   DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER    % OF BENEFIT
----------------------------------------------------------------------------------------------------------------
 1.
----------------------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------------
4.
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
For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

-------------------------------------------------------------------------------------------------------------------
      CONTINGENT BENEFICIARY NAME   SOCIAL SECURITY NO.   DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER    % OF BENEFIT
-------------------------------------------------------------------------------------------------------------------
1.
-------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------

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6. PROVIDE REPLACEMENT INFORMATION
-------------------------------------------
Do you currently have any existing annuity or insurance policies?[ ] Yes [ ] No Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If yes, please list the following for all life insurance or annuity contracts to be replaced:



     CURRENT CARRIER NAME                        CONTRACT/POLICY NUMBER
________________________________          ___________________________________

________________________________          ___________________________________

________________________________          ___________________________________

________________________________          ___________________________________

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7. CHOOSE OPTIONAL RIDERS
-----------------------------------------
Please select only one Rider from each category.
Please do not exceed the maximum Rider cost for your contract.

DEATH BENEFIT RIDER PAYABLE UPON DEATH:
     [ ] Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDER:
         [ ] 4%

SURRENDER CHARGE RIDERS:
      [ ] 0-year Alternate Withdrawal Charge Rider
      [ ] 4-year Alternate Withdrawal Charge Rider
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                                                              Please Continue(>)

FSB217 (3-10)                        AdvisorDesigns 14-90014-08 2010/03/01 (2/4)

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8. INDICATE INVESTMENT DIRECTIONS
----------------------------------------
Please indicate your investment preferences below. Please use whole percentages totaling 100%



____ % AIM V.I. Capital Appreciation     ____ %   Rydex VT Basic Materials

____ % AIM V.I. International Growth     ____ %   Rydex VT Biotechnology

____ % AIM V.I. Mid Cap Core Equity      ____ %   Rydex VT Commodities Strategy

____ % Direxion Dynamic VP HY Bond       ____ %   Rydex VT Consumer Products

____ % Dreyfus VIF International Value   ____ %   Rydex VT Dow 2x Strategy

____ % Federated Fund for U.S.           ____ %   Rydex VT Electronics

       Government Securities II          ____ %   Rydex VT Energy

____ % Federated High Income Bond II     ____ %   Rydex VT Energy Services

____ % Fidelity(R) VIP Contrafund(R)     ____ %   Rydex VT All-Asset Aggressive
                                                  Strategy
 ____ % Fidelity(R) VIP Growth
        Opportunities                    ____ %   Rydex VT All-Asset Conservative
                                                  Strategy

____ % Fidelity(R) VIP Index 500

                                         ____ %   Rydex VT All-Asset Moderate
____ % Fidelity(R) VIP Investment                   Strategy
       Grade Bond

                                         ____ %   Rydex VT Europe 1.25x Strategy
____ % Franklin Small-Mid Cap Growth
       Securities                        ____ %   Rydex VT Financial Services

____ % Neuberger Berman
       AMT Guardian                      ____ %   Rydex VT Government Long

                                                  Bond 1.2x Strategy

____ % Neuberger Berman AMT Partners     ____ %   Rydex VT Health Care

____ % Oppenheimer Main Street Small
                                         ____ %   Rydex VT International
       Cap Fund(R)/VA                               Opportunity

____ % PIMCO VIT Low Duration
                                         ____ %   Rydex VT Internet

____ % PIMCO VIT Real Return
                                         ____ %   Rydex VT Inverse Dow 2x
                                                  Strategy
____ % PIMCO VIT Total Return
                                         ____ %   Rydex VT Inverse Government
____ % RVT CLS AdvisorOne Amerigo
                                                  Long Bond Strategy
____ % RVT CLS AdvisorOne Berolina
                                         ____ %   Rydex VT Inverse Mid-Cap
                                                  Strategy
____ % RVT CLS AdvisorOne Clermont

____ % Rydex VT All-Cap Opportunity

____ % Rydex VT Banking



____ % Rydex VT Inverse NASDAQ-100(R)
                                         ____ % Rydex VT S&P SmallCap 600
       Strategy                                   Pure Growth

____ % Rydex VT Inverse Russell 2000(R)  ____ % Rydex VT S&P SmallCap 600

       Strategy                                   Pure Value

____ % Rydex VT Inverse S&P 500          ____ % Rydex VT Strengthening Dollar

       Strategy                                   2x Strategy

____ % Rydex VT Japan 2x Strategy        ____ % Rydex VT Technology

____ % Rydex VT Leisure                  ____ % Rydex VT Telecommunications

____ % Rydex VT Mid-Cap 1.5x Strategy    ____ % Rydex VT Transportation

____ % Rydex VT Multi-Cap Core Equity    ____ % Rydex VT U.S. Government


                                                  Money Market
____ % Rydex VT Multi-Hedge Strategies

                                         ____ % Rydex VT Utilities
____ % Rydex VT NASDAQ-100(R)


                                         ____ % Rydex VT Weakening Dollar
____ % Rydex VT NASDAQ-100(R)
                                                  2x Strategy
       2x Strategy


                                         ____ % SBL All Cap Value
____ % Rydex VT Nova


                                         ____ % SBL Global
____ % Rydex VT Precious Metals

                                         ____ % SBL Large Cap Value
____ % Rydex VT Real Estate

                                         ____ % SBL Mid Cap Growth
____ % Rydex VT Retailing
                                         ____ % SBL Mid Cap Value
____ % Rydex VT Russell 2000(R)
                                         ____ % SBL Small Cap Value
       1.5x Strategy

                                         ____ % Templeton Developing
____ % Rydex VT Russell 2000(R)
                                                Markets Securities
       2x Strategy

                                         ____ % Templeton Foreign Securities
____ % Rydex VT S&P 500 2x Strategy

                                         ____ % Van Kampen LIT Government
____ % Rydex VT S&P 500 Pure Growth
                                         ____ % Wells Fargo Advantage
____ % Rydex VT S&P 500 Pure Value
                                                Opportunity VT
____ % Rydex VT S&P MidCap
                                         MUST TOTAL 100%
       400 Pure Growth

____ % Rydex VT S&P MidCap

       400 Pure Value

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9. SALARY REDUCTION INFORMATION
----------------------------------------
PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION.

The Employee's salary will be reduced by the sum of: $     or   % per pay period
                                                      -----  ---
Beginning:                   [ ]  Please skip the following month(s):
           -----------------                                         -----------
           Date (mm/dd/yyyy)

Will your employer match contributions? [ ]  Yes [ ]  No

Employer Name
              ------------------------------------------------------------------

Mailing Address
                ----------------------------------------------------------------
                Street Address        City      State                   ZIP Code

Billing Statement Address
                          ------------------------------------------------------
(if different from above)  Street Address       City       State        ZIP Code
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10. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk.

If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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FSB217 (3-10)                      AdvisorDesigns 14-90014-08  2010/03/01  (3/4)

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IMPORTANT NOTICE CONCERNING TAX TREATMENT FOR SAME-SEX SPOUSES
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Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
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11. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS:You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X
  ----------------------------------------------    ----------------------------
  Signature of Owner           Date (mm/dd/yyyy)    Signed at (City/State)

X
  --------------------------------------------------------
  Signature of Joint Owner               Date (mm/dd/yyyy)
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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.
[ ] Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.

Comments:
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Print Name of Representative
                             ---------------------------------------------------
X
  ------------------------------------------------------------------------------
  Signature of Representative                                  Date (mm/dd/yyyy)

Address
        -----------------------------------------------------------------------
        Street Address           City            State                 ZIP Code

Daytime Phone Number                             Email Address
                     ---------------------------                ----------------

Security Benefit Representative Number
                                       --------------------------

Print Name of Broker/Dealer
                            ----------------------------------------------------

For Registered Representative's Use Only
Option:  [ ] A [ ]  B (default)  [ ]  C [ ]  D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A CONTRACT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a contract.

What this means to you: When you purchase a contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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    Mail to: First Security Benefit Life Insurance and Annuity Company of New
     York o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                              Fax to:1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB217 (3-10)                      AdvisorDesigns 14-90014-08  2010/03/01  (4/4)

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